SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

_________________

        Date of report (date of earliest event reported):

January 22, 2004

INTERNATIONAL GAME TECHNOLOGY

(Exact name of registrant as specified in its charter)

Nevada	001-10684	88-0173041

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

9295 Prototype Drive, Reno, Nevada 89521

(Address of principal executive offices) (Zip Code)

(775) 448-7777

(Registrant’s telephone number, including area code

not applicable

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.

        The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

        On January 22, 2004, International Game Technology announced results for its fourth quarter ended December 31, 2003. The full text of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY
(Registrant)

Date: January 22, 2004	By:	/s/ Maureen T. Mullarkey

	Name:	Maureen T. Mullarkey
	Its:	Executive Vice President,
Chief Financial Officer and
Treasurer